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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2003

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company has not met its extended 10-Q filing deadline of August 19, 2003 for the quarter ended June 30, 2003. The delay is due to the Company's on-going efforts to complete the resolution of an accounting review and a policy relating to the reporting of revenue. The Company fully expects to file its 10-Q for the quarter ended June 30, 2003 shortly hereafter.

                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf bythe undersigned hereunto duly authorized.

Dated:  August 19, 2003

                                     PPOL, Inc.

                                     By: /s/ Kazushige Shimizu
                                         ---------------------------------
                                         Kazushige Shimizu
                                         Chief Financial Officer